SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                       Date of Report:  February 25, 1997


                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

On February 24, 1997, LG&E Energy Corp. announced that its board of directors gave approval for the Company to replace Pacificorp in the existing reorganization plan of Big Rivers Electric Corporation.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01                News Release dated February 24, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  February 25, 1997              /s/ Victor A. Staffieri
                                      Victor A. Staffieri
                                      President - Distribution Services Division
                                      President - Louisville Gas and Electric
                                      Company